United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

4041 N. High St, Suite 402, Columbus, OH 43214

(Address of principal executive offices)                                    (Zip code)

Beacon Hill Fund Services, Inc., 4041 N. High St, Suite 402, Columbus, OH 43214

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614)-255-5550

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

INDEPENDENT FRANCHISE PARTNERS

US EQUITY FUND

ANNUAL REPORT

SEPTEMBER 30, 2012

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

September 30, 2012

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SHAREHOLDER LETTER

September 30, 2012

Dear Shareholder:

We are pleased to present to shareholders the first Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations since its commencement date in December 2011 through the reporting period ended September 30, 2012.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Dina A. Tantra	John Kelly-Jones
President of the Fund and Trustee to the Board	Chief Operating Officer of Independent Franchise Partners, LLP

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2012 (unaudited)

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 September 30, 2012

Total Returns as of September 30, 2012

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index
Q1 2012	6.71%	6.45%	11.12%
Q2 2012	-0.56%	-0.80%	-2.20%
Q3 2012	5.86%	5.60%	6.49%
2012 Year to Date	12.34%	12.06%	15.73%
Since Inception	13.80%	13.52%	18.14%

Data as at September 30, 2012. The Inception date of the Fund is December 20, 2011. Performance is shown net of fees in US Dollar terms and periods greater than one year are annualized. The graph and table assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s benchmark for performance comparison purposes is the Russell 1000 Value (Total Return) Index. The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s Total Annual Operating Expense, as per the most recent Prospectus, is 1.59% (based on estimated amounts for the first fiscal year). The Total Annual Operating Expense after fee waivers and expense reimbursements is 0.85%. Contractual fee waivers are in effect through January 30, 2013. Please refer to the Fund’s Prospectus for further information.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2012 (unaudited)

We launched the Independent Franchise Partners US Equity Fund on December 20, 2011. The Fund has attracted new clients throughout the year and at September 30, 2012 had net assets in excess of $200 million. We are pleased with the acceptance of the Fund and thank you for your support.

While this is the Fund’s first annual report, we have been managing US equity portfolios according to our Franchise strategy since June 2005; initially at Morgan Stanley Investment Management and since June 2009 at Independent Franchise Partners, LLP. As such, although the track record of the Fund is short, the track record of our US Franchise strategy is over seven years old. As long-term investors, we encourage clients to assess returns over full market cycles, nine months is a short period of time in the context of our investment approach.

Since its launch, the Fund has delivered an attractive absolute return of 13.8% (assuming no redemption of shares and applicable redemption fee). By comparison, the Russell 1000 Value Index has returned 18.1% in the same period. It is not unusual for our strategy to lag rising markets. We invest in financially sound and highly cash generative companies that are trading at affordable valuations. This strategy has historically compounded shareholder wealth at attractive rates over the long-term. In doing so, it has tended to preserve capital better than the general market in falling markets, and has tended to lag rising markets. This asymmetric risk profile is deliberate.

Two of the strongest sectors in the market since the Fund’s launch were telecommunication services and financials. These are two sectors we avoid for structural reasons, and were consequently a drag on relative returns. The telecommunications sector is a capital-intensive industry that tends to generate only cost-of-capital returns over the long-term. We prefer to invest in Franchise companies that can consistently earn a rate of return in excess of its cost of capital. The financials sector is dominated by banks and other companies that rely on financial leverage to generate attractive returns on equity. Experience shows that a business model built on financial leverage is generally not suitable for a long-term, buy and hold approach, so we avoid these types of companies as well.

Among the top contributors to the Fund’s return were Accenture, eBay, Moody’s, Anheuser-Busch InBev and McGraw-Hill.

Accenture is a leading global consulting and outsourcing company. It has longstanding commercial relationships with 92 of the Fortune 100 and more than 75% of the Fortune Global 500. Given the high margins and low physical capital employed in its consulting and outsourcing businesses, the company earns a return on capital in excess of 100%. In addition, the management team has been disciplined about capital allocation: the company has bought back nearly 30% of its shares over the past 10 years at reasonable valuations and pays a healthy dividend. Accenture has continued to capitalize on its market leading position in 2012, deepening and broadening its relationships with clients to generate solid growth across new and existing market segments. The company’s shares offer an estimated free cash flow yield of 6.3%.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2012 (unaudited)

eBay is the dominant global online auction website and online payment network with a return on capital in excess of 30%. The company is displaying increasing signs of vitality in its eBay auction and fixed price Marketplace division. In its online payment business, PayPal continues to take market share and is demonstrating success with new products that allow it to compete in mobile and in-store payments as well. Encouragingly, a growing number of large retailers in the US are adopting its payment solutions. eBay trades on an estimated free cash flow yield of 4.7%.

Moody’s and McGraw-Hill are the leading global credit rating and research agencies. Rating agencies are slightly more cyclical franchises. In the short run, their stock prices tend to correlate with debt issuance trends, economic indicators, and market sentiment. These have generally improved in 2012, and both companies’ share prices have benefitted as a result. McGraw-Hill’s share price has also benefitted from the market’s speculation that it may sell its education unit outright instead of spinning it off. We believe the company is pursuing both options and will compare the valuations offered under each scenario. Both companies offer an estimated free cash flow yield of 7%.

Anheuser-Busch InBev (ABI) is the world’s largest beer producer. It is well diversified across developed and emerging markets with leading market shares in Brazil, Canada and the US, in addition to the top 3 positions in China, Russia and the UK. The global brewing industry has consolidated significantly over the past decade and ABI has executed well in a better pricing environment. In addition, ABI announced in June the strategically sound and reasonably valued acquisition of the 50% stake of Mexico’s Grupo Modelo that it did not already own. This acquisition will bring the Corona brand fully in-house and will mean that ABI has outright ownership of 5 of the world’s top 6 beer brands. ABI offers an estimated free cash flow yield of 6.0%.

Only two holdings detracted from returns in the period from inception to September 30, 2012; Strayer Education and Microsoft.

Strayer Education is a 120 year old for-profit higher education company. The company focuses on the highest quality students: working adults earning bachelors and masters degrees, predominantly in business and IT. The company’s strong brand and low capital intensity support a high return on invested capital. In addition, Strayer has a reputable management team whose circa 4% ownership stake aligns them well with shareholders. However, high unemployment and weak employer-sponsored demand for tertiary education have weighed on total enrolment numbers. Given the largely fixed-cost nature of the company’s business, the revenue declines that result from these lower student enrolments have a magnified impact on profits and cash flow, and the stock price has deteriorated through 2012. Despite the macro-economic headwinds we continue to see evidence of solid operational performance. First, new

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2012 (unaudited)

student starts have been positive in the last two quarters, which suggests continued market share gains. Second, student continuation rates have stabilised in the high 70% range. Third, recent regulatory reports continue to suggest that Strayer operates a quality operation compared to its for-profit education peers. The shares offer an estimated free cash flow yield of 8.2% and a dividend yield of approximately 6%, which we view as good value.

We added Microsoft to the Fund in May 2012. Microsoft’s franchise is underpinned by dominant positions in desktop operating systems and business software and a strong position in servers. Windows has more than 75% market share in operating systems for PC’s and laptops and Office has over 90% market share among business users. While it is true that Microsoft faces challenges as it migrates its business from the current desktop-dominated computing world to a more mobile and cloud-centric future, our analysis suggests that its strong positions in Office and in operating systems should weather this migration relatively well. In addition, there is an opportunity to improve its weak revenue and profitability in the online and mobile categories. With a return on capital in excess of 200%, an estimated free cash flow yield of 10%, consistent share buybacks and a quarter of the company’s market cap in cash, we believe that we are being adequately compensated to wait for the business to improve over the medium term.

At the end of September 2012, the underlying securities in the Fund’s portfolio offered an estimated average free cash flow yield of 6.5%. This is broadly in-line with the US Franchise strategy’s long-term average.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We look forward to continuing to work with you in the coming years.

Hassan Elmasry, CFA

Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Paras Dodhia, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2012

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	92.1%
Apparel	1.5%
Coach Inc.		56,376	$3,158,184

Beverages	8.6%
Anheuser-Busch InBev		90,165	7,667,095
Brown Forman Corp. - Class B		65,858	4,297,234
PepsiCo Inc.		94,458	6,684,793

			18,649,122

Chemicals	3.4%
Scotts Miracle-Gro - Class A		171,333	7,447,845

Computers & Peripherals	3.0%
Apple Inc.		9,788	6,531,141

Diversified Consumer Services	8.3%
Moody’s Corp.		224,471	9,914,884
MSCI Inc.(a)		147,589	5,282,210
Strayer Education Inc.		44,229	2,846,136

			18,043,230

Food Products	14.9%
General Mills Inc.		148,541	5,919,359
Kellogg Co.		182,357	9,420,562
Kraft Foods Inc. - Class A		258,511	10,689,430
Nestle SA - REG		96,621	6,092,397

			32,121,748

Health Care Equipment & Supplies.	2.1%
Dentsply International		116,583	4,446,476

Household Products.	9.7%
Colgate-Palmolive		46,708	5,008,032
Kimberly Clark Corp.		72,632	6,230,373
Procter & Gamble		141,503	9,814,648

			21,053,053

Internet Software & Services	2.5%
eBay Inc.(a)		111,683	5,406,574

IT Services	5.3%
Accenture PLC - Class A		162,988	11,414,050

Media	5.1%
McGraw-Hill Co.		200,245	10,931,374

See notes to financial statements.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2012

	Percentage of Net Assets	Shares	Value
Pharmaceuticals	15.4%
GlaxoSmithKline PLC		421,637	$9,719,355
Johnson & Johnson		174,955	12,056,149
Novartis AG - REG		187,582	11,478,853

			33,254,357

Professional Services	2.1%
Verisk Analytics Inc. - Class A (a)		97,247	4,629,930

Software	2.9%
Microsoft Corp.		207,158	6,169,165

Tobacco	7.3%
Philip Morris International		119,740	10,769,416
Reynolds American Inc.		113,651	4,925,634

			15,695,050

TOTAL COMMON STOCKS			198,951,299

TOTAL INVESTMENTS (Cost $185,845,349) (b)	92.1%		198,951,299
NET OTHER ASSETS (LIABILITIES)	7.9%		17,089,709

NET ASSETS	100.0%		$216,041,008

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes.

See notes to financial statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost: $185,845,349)	$198,951,299
Cash	15,081,501
Foreign currency (Cost: $5,694)	5,976
Receivable for dividends	412,169
Reclaims receivable	50,586
Receivable for capital shares sold	10,000,000
Prepaid expenses	8,600

Total Assets	224,510,131
Liabilities:
Securities purchased payable	8,286,389
Investment advisory fees payable	105,241
Accounting and Administration fees payable	12,614
Regulatory and Compliance fees payable	3,892
Trustees fees payable	2,278
Accrued expenses and other payable	58,709

Total Liabilities	8,469,123

Net Assets	$216,041,008

Net assets	$216,041,008
Share of common stock outstanding	18,984,081
Net asset value per share	$11.38

Net Assets:
Paid in capital	$201,357,617
Accumulated net investment income	1,561,840
Accumulated net realized gains	13,810
Unrealized appreciation (depreciation)	13,107,741

Net assets	$216,041,008

See notes to financial statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the period December 20, 2011 (commencement of operations)

to September 30, 2012

Independent Franchise Partners US Equity Fund
INVESTMENT INCOME:
Dividend income (Net of foreign withholding tax of $ 66,212)	$2,249,653

Total investment income	2,249,653

Operating expenses:
Investment advisory	582,755
Accounting and Administration	118,054
Regulatory and Compliance	79,057
Insurance	42,977
Trustees	50,398
Legal	58,753
Registration	45,102
Other	50,360

Total expenses before fee reductions	1,027,456
Expenses reduced by Service Providers	(298,852)

Net expenses	728,604

Net investment income	1,521,049

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	13,810
Net realized losses from foreign currency transactions	(603)
Change in unrealized appreciation (depreciation) on investments	13,105,950
Change in unrealized appreciation (depreciation) on foreign currency	1,791

Net realized and unrealized gains (losses) from investment activities	13,120,948

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,641,997

See notes to financial statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS

For the period December 20, 2011 (commencement of operations)

to September 30, 2012

Independent Franchise Partners US Equity Fund
Increase (decrease) in net assets:
Operations:
Net investment income	$1,521,049
Net realized gains (losses) from investment and foreign currency transactions	13,207
Change in unrealized appreciation (depreciation) on investments and foreign currency	13,107,741

Change in net assets resulting from operations	14,641,997

Capital Transactions:
Proceeds from sale of shares	205,113,571
Value of shares redeemed	(3,814,560)

Change in net assets from capital transactions	201,299,011

Change in net assets	215,941,008
Net Assets:
Beginning of period (a)	100,000

End of period	$216,041,008

Accumulated net investment income	$1,561,840
Share Transactions:
Sold	19,319,330
Redeemed	(345,249)

Change	18,974,081

(a)	There were no operations between the initial capitalization of the fund on August 9, 2011 with $100,000 and the initial public investment and commencement of operations on December 20, 2011.

See notes to financial statements.

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the period December 20, 2011 (commencement of operations)

to September 30, 2012

	Independent Franchise Partners US Equity Fund
Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.08
Net realized and unrealized gains (losses) from investments	1.30

Change in net asset value	1.38

Net asset value, end of period	$11.38

Total return	13.80	% (a)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$216,041
Ratio of net expenses to average net assets	0.85	% (b)
Ratio of net investment income to average net assets	1.78	% (b)
Ratio of gross expenses to average net assets*	1.20	% (b)
Portfolio turnover rate	13.59	% (a)

(a)	Not annualized for periods less than one year. Total return excludes redemption fees.
(b)	Annualized for periods less than one year.
*	During the periods shown, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). The Trust commenced operations on December 20, 2011. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Fund is the only series currently authorized by the Trustees.

The Fund seeks to achieve an attractive long-term rate of return.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

ORGANIZATION COSTS

Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. All organization costs were paid by Beacon Hill Fund Services, Inc., as the Trust’s sponsor, and not the Fund.

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short term debt securities are valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term debt securities of sufficient credit quality that mature within sixty days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2012 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
IFP US Equity Fund
Common Stocks (1)	$198,951,299	$—	$—	$198,951,299
Total Investments	$198,951,299	$—	$—	$198,951,299

(1)	See investment industries in the Schedule of Investments.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

As of September 30, 2012, there were no Level 3 securities held by the Funds. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended September 30, 2012.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2012 the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.	Fees and Transactions with Affiliates and Other Parties

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Advisor’s Assets Under Management (1)	Scale Discount for Assets in each Range (1)	Annualized Rate (1)	Effective Overall Annual Fee (1)
First $1 billion	—	0.88%	0.88%
$1 - 2 billion	0.10%	0.78%	at $2 billion - 0.83%
$2 - 3 billion	0.20%	0.68%	at $3 billion - 0.78%
$3 - 4 billion	0.30%	0.58%	at $4 billion - 0.73%
$4 - 5 billion	0.40%	0.48%	at $5 billion - 0.68%
Above $5 billion	—	—	0.68%

(1)

The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter. During the period ended September 30, 2012, the effective annualized rate was 0.68% given the Advisers total assets under management were in excess of $5 billion during the period.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum annual fee of $150,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to written agreements between the Fund and

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

Beacon Hill. The Fund has agreed to pay Beacon Hill a tiered basis point fee based on the Fund’s daily net assets and certain annual fees, subject to an overall minimum annual fee of $100,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and a Trustee of the Trust are affiliated with Beacon Hill or the Distributor and receive no compensation from the Fund for serving in their respective roles. The Trust pays each Independent Trustee compensation for their services based on an annual retainer of $5,000, additional fees for attending Board meetings and serving as the chairperson of the Board or a Board committee, and reimbursement for certain expenses.

The Adviser, Beacon Hill and Northern Trust (the “Service Providers”) have contractually agreed to waive fees/and or reimburse expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund. For the period ended September 30, 2012 the Fund expenses that were reduced by the Adviser, Beacon Hill and Northern Trust pursuant to the agreement were $28,130, $114,815 and $155,907, respectively. The agreement to waive fees and /or reimburse expenses cannot be terminated prior to January 30, 2013, at which time the Service Providers will determine whether to renew or revise the agreement. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the service providers in subsequent fiscal years.

C.	Investment Transactions

For the period ended September 30, 2012, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$200,351,713	$14,520,174

D.	Federal Income Tax

As of September 30, 2012, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IFP US Equity Fund	$186,007,908	$14,991,190	$(2,047,799)	$12,943,391

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

As of September 30, 2012, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
IFP US Equity Fund	$1,738,210	$—	$1,738,210	$—	$—	$12,945,181	$14,683,391

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Advisers Investment Trust (the “Trust”) at September 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period December 20, 2011 (commencement of operations) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 23, 2012

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2012 (unaudited)

A.	Summary of Fund Holdings

Market Exposure
Equity Securities	% of Net Assets
Pharmaceuticals	15.4%
Food Products	14.9
Household Products	9.7
Beverages	8.6
Diversified Consumer Services	8.3
Tobacco	7.3
IT Services	5.3
Media	5.1
Chemicals	3.4
Computers & Peripherals	3.0
Software	2.9
Internet Software & Services	2.5
Professional Services	2.1
Health Care Equipment & Supplies	2.1
Apparel	1.5

Total	92.1%

Largest Equity Positions
Issuer	% of Net Assets
Johnson & Johnson	5.6%
Novartis AG	5.3
Accenture PLC	5.3
McGraw-Hill Co.	5.1
Philip Morris International	5.0

Total	26.3%

B.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2012 and held for the entire period through September 30, 2012.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2012 (unaudited)

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	* Expenses Paid 04/01/12-9/30/12
Actual	0.85%	$1,000.00	$1,052.70	$4.36
Hypothetical	0.85%	$1,000.00	$1,020.75	$4.29

*	Expenses are calculated using the annualized expense ratio as disclosed in the table multiplied by the average account value for the period multiplied by the number of days in the most recent half fiscal year (183) and divided by the number of days in the current year (366).

C.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Trust at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, by calling the Trust at 855-233-0437; and (ii) on the Commission’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

D.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2012 (unaudited)

Name, Address and Year of Birth 1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ 07/2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Independent Trustee, American Performance Funds 2003 to 2007	1	2

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ 07/2011 to present	President, Vadar Capital LLC, 2008 to present; Senior Vice President and Chief Investment Officer, Union Central Life Insurance Company 1999 to 2008; President and Chief Investment Officer, Summit Investment Partners 1998 to 2008; Chairman and Director, Summit Mutual Funds 1999 to 2008; President and Director, Union Central Mortgage Funding 2002 to 2008; Director, Carillon Investments, Inc. 1999 to 2008; Director, First Franklin Corp. 2009 to 2011	1	2

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ 07/2011 to present	President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Coventry Group 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to present	1	2

[1]	The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.

[2]	The “Fund Complex” consists of the IFP Equity Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth 1	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008- present; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-present; Executive Assistant to Chief Legal & Governance Officer, Nationwide Insurance, 2006-2008	1	None

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2012 (unaudited)

Name, Address and Year of Birth 1	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee During Past 5 Years
Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present; Senior Vice President, Citi Fund Services Ohio, Inc. from 2002 to 2009.	N/A	N/A

Eimile Moore Year of Birth: 1969	Secretary	Indefinite/ September, 2011 to present	Director, Business Management & Governance Services, Beacon Hill Fund Services, Inc. September, 2011 to present; Vice President, JPMorgan Distribution Services, Inc. 2006- 2011.	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Vice President, CCO Services, Citi Fund Services, Inc., 2004 to 2008.	N/A	N/A

Trent Statzcar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services 2008 to present; Senior Vice President, Citi Fund Services 2004-2008	N/A	N/A

[1]	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.

[2]	The “Fund Complex” consists of the IFP Equity Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

Investment Adviser

Independent Franchise Partners, LLP

Level 5, 20 Balderton Street

London, W1K 6TL

United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, Ohio 43214

For Additional Information, call

855-233-0437 or 312-557-7902

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	2012 $15,000

2011 N/A

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b)	2012 $0

2011 N/A

(c)	2012 $4,750

2011 N/A

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

(d)	2012 $0

2011 N/A

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2012 0%

2011 N/A

(f)	Not applicable.

(g)	2012 $4,750

2011 N/A

(h)	Not applicable.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

(a)    The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisers Investment Trust

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dina Tantra
Dina A. Tantra
President and Principal Executive Officer

Date: December 4, 2012

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 4, 2012